STATEMENT OF OPERATIONS (Audited) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Net sales
Service Revenue - sales		$ 105,000
Merchandise Sales - sales	9,989	14,251
Advertising Sales - sales	42,824
Total Income	52,813	119,251
Cost of goods sold
Merchandise Sales - cost	8,977	14,832
Total Cost of Goods Sold	8,977	14,832
Gross profit (loss)	43,836	104,419
Selling, general and administrative expenses	418,778	1,479,035
Bad debt Expense	60	13,300
Professional fees	111,394	111,327
Website setup	49,220	81,886
Total operating expenses	579,452	1,685,548
Loss from operations	(535,616)	(1,581,129)
Other expenses:
Gain/loss on derivative liability	(122,049)
Interest expense	(25)	(60)
Net loss	(657,690)	(1,581,189)
Series A preferred stock dividend	(66,701)	(38,794)
Net loss attributable to common stockholders	$ (724,391)	$ (1,619,983)
Weighted average common shares outstanding - Basic and diluted	85,655,534	60,904,780
Net loss per common share - Basic and diluted	$ (0.01)	$ (0.03)